Harbor International Fund

Retirement Class HNINX
Institutional Class HAINX
Administrative Class HRINX
Investor Class HIINX

Supplement to Summary Prospectus dated March 1, 2023
October 20, 2023
Neil M. Ostrer has announced his plan to retire from Marathon Asset Management Limited, the subadvisor to Harbor International Fund (the “Fund”), on or about April 5, 2024. Upon his retirement, Mr. Ostrer will no longer serve as a portfolio manager for the Europe regionally focused team with respect to the Fund. Charles Carter and Nick Longhurst will continue to serve as portfolio managers for the Europe regionally focused team with respect to the Fund.
Investors Should Retain This Supplement For Future Reference
S1023.SP.IF